UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2011
Date of Report (Date of earliest event reported)

DOUBLE CROWN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 H Street Arcata, California	95521
(Address of principal executive offices)	(Zip Code)

707-964-2651
Registrant’s telephone number, including area code

Denarii Resources Inc.
711 S. Carson Street, Ste. #4
Carson City, Nevada 89701
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 23, 2011, the Board of Directors of Denarii Resources Inc., a corporation organized under the laws of the State of Nevada (the “Corporation”), pursuant to written consent, authorized and approved the change of the name of the Corporation from “Denarii Resources Inc’ to “Double Crown Resources Inc” (the “Name Change”) to better reflect its current business operations and planned new programs of exploration. Previously, the business operations of the Corporation had been limited to gold and mineral exploration/development of selected properties in North, South and Latin America.  The Corporation will continue with this segment of the company's business plan. The Corporation will also pursue new programs of exploration, development and marketing of key mineral, oil, gas and other resources, which are in high demand from today's industrial market. There will also be expansion into the solar energy sector. The Board of Directors anticipates that these new ventures will add significantly to the Corporation’s potential for long term revenue and profit.

The shareholders of the Corporation of record as of September 23, 2011, pursuant to written consent, approved and authorized the Name Change.

On October 4, 2011, the Corporation filed an amendment to its articles of incorporation with the Nevada Secretary of State changing its name from “Denarii Resources Inc.” to “Double Crown Resources Inc.”

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Corporation submitted documentation with FINRA to effect the Name Change in the market. FINRA received the necessary documentation and announced the Name Change of the Corporation to “Double Crown Resources Inc.” to take effect at the open of business on November 10, 2011. The trading symbol of the Company for its shares on the OTC Bulletin Board has been changed to DDCC.OB. The new cusip number for the Company is 25857H 103.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1 Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on October 4, 2011.

99.1  Press Release of Double Crown Resources Inc. dated November 10, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.

DATE: November 10, 2011	By:	/s/ David Figueiredo
Name: David Figueiredo
Title: President/Chief Executive Officer

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